SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2006

Commission File Number: 333-28249

PRIME AIR, INC.
(Exact name of registrant as specified in its charter)

601 - 938 Howe Street, Vancouver, British Columbia, Canada V6Z 1N9;

(604)684-5700

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(Address and telephone number of principal executive offices)

EXPLANATORY NOTE

This Amendment No. 1 to the Form 8K filed on October 6, 2006 to correct a typographical error as follows:

“On October 6, 2006 following receipt of a Resolution signed by a majority of the Shareholders pursuant to Nevada Revised Statutes Rule NRS 78.320 of the State of Nevada and in accordance with the Articles of Incorporation: “

Should have read:

“On October 6, 2006 following receipt of a Resolution signed by a group of shareholders representing greater than 50% of the outstanding shares of the Company pursuant to Nevada Revised Statutes Rule NRS 78.320 of the State of Nevada and in accordance with the Articles of Incorporation: “

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 19, 2006                  PRIME  AIR,  INC.

By:  /s/  Wayne  Koch

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Wayne  Koch

CFO